CERTIFICATE GUARANTY INSURANCE POLICY

                                                               Policy No. 22583
OBLIGATIONS:            Saxon Asset Securities Trust 1996-2
                        Mortgage Loan Asset Backed Certificates, Series 1996-2
                        $285,765,000 Class A-6

            MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by Citibank, N.A., or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee (directly or through the Paying Agent) to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

            Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

            The Insurer will pay any Insured Payment that is a Preference Amount on the second Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment, (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer and (v) a Notice (as described below), provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

            The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the Class A-6 Distribution Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

            Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee (or upon written request of the Trustee to the Paying Agent) on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

            The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

            Subject to the terms of the Agreement, the Certificate Insurer shall be subrogated to the rights of each Owner to receive distributions on the Obligations to the extent of any payment by the Insurer under this Policy and shall also be entitled to direct reimbursement of payments made under this Policy according to the terms and in the priority set forth in the Agreement.

            As used herein, the following terms shall have the following meanings:

            "Agreement" means the Trust Agreement dated as of November 1, 1996 among Saxon Asset Securities Company, as Seller, Texas Commerce Bank National Association, as Master Servicer and the Trustee, as Trustee, without regard to any amendment or supplement thereto, unless the Insurer shall have consented in writing thereto.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer and banking institutions in New York City or in the city in which the corporate trust office of the Trustee or the Paying Agent under the Agreement is located are authorized or obligated by law or executive order to close.

            "Class A-6 Termination  Date" means November 25, 2026.

            "Deficiency Amount" means, with respect to Group II and any Distribution Date, the excess, if any, of (a) the sum of the Class A-6 Current Interest and the then existing Group II Subordination Deficit, if any, over (b) Group II Total Available Funds (after applying the cross collateralization provisions of the Agreement, after deducting the Group II Premium Amount and without regard to any Insured Payment to be made with respect to such Distribution Date which would otherwise be included in the Group II Total Available Funds).

            "Insured Payment" means (i) as of any Distribution Date any Deficiency Amount, (ii) any Preference Amount, and (iii) as of the Class A-6 Termination Date and with respect to the Class A-6 Certificates, an amount sufficient to reduce the Certificate Principal Balance of the Class A-6 Certificates to zero.

             "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

            "Owner" means each Holder (as defined in the Agreement) of a Class A Certificate who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificate to payment thereunder.

            "Paying Agent" means Texas Commerce Bank National Association, and its successors and assigns.

            "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

            Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

            Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

            The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

            This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

            The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

            This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

            IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 5th day of December, 1996.


                                    MBIA Insurance Corporation



                                    ------------------------------
                                    President


Attest:                             ______________________________
                                    Assistant Secretary

                                   EXHIBIT A


                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER: 22583


                       NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 22583

State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
                 Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

            The undersigned, a duly authorized officer of , as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 22583 (the "Policy") issued by the Insurer in respect of the Saxon Asset Securities Trust 1996-2 Mortgage Loan Asset Backed Certificates, Series 1996-2, Class A-6 Certificates (the "Obligations"), that:

                        (i) the Trustee is the trustee under the Trust Agreement
            dated as of November 1, 1996 among Saxon Asset Securities Company, as Seller, Texas Commerce Bank National Association, as Master Servicer and Citibank, N.A., as Trustee;

                            With respect to Group II:

                        (ii)  the Class A-6 Current Interest for the
            Distribution Date occurring on            (the "Applicable
            Distribution Date") is $           (the "Current Interest");

                        (iii) the Group II Subordination Deficit, if any,
            for the Applicable Distribution Date is $            (the
            "Subordination Deficit");

                        (iv) the Group II Total Available Funds (after applying
            the cross collateralization provisions of the Agreement, after deducting the Group II Premium Amount and without regard to any Insured Payment to be made with respect to such Distribution Date which would otherwise be included in the Group II Total Available Funds) for the Applicable Distribution Date is $ (the "Total Available Funds");

                        (v)   the sum of the Current Interest in (ii) and the
            Subordination Deficit, if any, in (iii) is $                  ;

                        (vi)  the amount in (v) less the Total Available Funds
            in (iv) is $            (the "Deficiency Amount");

                        (vii) the amount of the unpaid Preference Amount due and
            owing under the Policy           is $       (the "Preference
            Amount");

                        (viii) the amount required as of the Class A-6
            Termination Date to reduce the Certificate Principal Balance of the
            Class A-6 Certificates to zero is $           .

                        (ix) the sum of Deficiency Amount in (vi), the
            Preference Amount in (vii), and the amount set forth in (viii) is $ (the "Insured Payment");

                        (x) the Trustee is making a claim under and pursuant to the terms of the Policy for payment of the Insured Payment;

                        (xi) the Trustee directs that payment of the Insured
            Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUSTEE'S ACCOUNT] [PAYING AGENT'S ACCOUNT]

            Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

            Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

            IN WITNESS WHEREOF, the Trustee has executed and delivered this
Notice under the Policy as of the day of       ,  .

                                                        ,as Trustee

                                           By
                                           Title

                      CERTIFICATE GUARANTY INSURANCE POLICY
                                                               Policy No. 22584

OBLIGATIONS:         Saxon Asset Securities Trust 1996-2
                     Mortgage Loan Asset Backed Certificates, Series 1996-2
                     $164,235,000 Class A-1, Class A-2, Class A-3, Class A-4
                     and Class A-5

            MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by Citibank, N.A., or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee (directly or through the Paying Agent) to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

            Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

            The Insurer will pay any Insured Payment that is a Preference Amount on the second Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment, (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer and (v) a Notice (as described below), provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

            The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Distribution Amounts are due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer

(the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

            Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee (or upon the written request of the Trustee, to the Paying Agent) on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

            The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

            Subject to the terms of the Agreement, the Certificate Insurer shall be subrogated to the rights of each Owner to receive distributions on the Obligations to the extent of any payment by the Insurer under this Policy and shall also be entitled to direct reimbursement of payments made under this Policy according to the terms and in the priority set forth in the Agreement.

            As used herein, the following terms shall have the following meanings:

            "Agreement" means the Trust Agreement dated as of November 1, 1996 among Saxon Asset Securities Company, as Seller, Texas Commerce Bank National Association, as Master Servicer and the Trustee, as Trustee, without regard to any amendment or supplement thereto, unless the Insurer shall have consented in writing thereto.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer and banking institutions in New York City or in the city in which the corporate trust office of the Trustee or the Paying Agent under the Agreement is located are authorized or obligated by law or executive order to close.

            "Deficiency Amount" means, with respect to Group I and any Distribution Date, the excess, if any, of (a) the sum of the Class A-1 Current Interest, the Class A-2 Current Interest, the Class A-3 Current Interest, the Class A-4 Current Interest, and the Class A-5 Current Interest and the then existing Group I Subordination Deficit, if any, over (b) Group I Total Available Funds (after applying the cross collateralization provisions of the Agreement, after deducting the Group I Premium Amount and without regard to any Insured Payment to be made with respect to such Distribution Date which would otherwise be included in the Group I Total Available Funds).

            "Insured Payment" means (i) as of any Distribution Date any Deficiency Amount and (ii) any Preference Amount.

            "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

            "Owner" means each Holder (as defined in the Agreement) of a Class A Certificate who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificate to payment thereunder.

            "Paying Agent" means Texas Commerce Bank National Association, and its successors and assigns.

            "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

            Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

            Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

            The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

            This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

            The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

            This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

            IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 5th day of December, 1996.


                                   MBIA Insurance Corporation



                                   ------------------------------
                                   President


Attest:                            ______________________________
                                   Assistant Secretary

                                   EXHIBIT A


                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER: 22584


                       NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 22584

State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

            The undersigned, a duly authorized officer of           , as trustee
(the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 22584 (the "Policy") issued by the Insurer in respect of the Saxon Asset Securities Trust 1996-2 Mortgage Loan Asset Backed Certificates, Series 1996-2, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the "Obligations"), that:

                        (i) the Trustee is the trustee under the Trust Agreement
            dated as of November 1, 1996 among Saxon Asset Securities Company, as Seller, Texas Commerce Bank National Association, as Master Servicer and Citibank, N.A., as Trustee;


                            With respect to Group I:

                        (ii) the sum of the Class A-1 Current Interest, the
            Class A-2 Current Interest, the Class A-3 Current Interest, the Class A-4 Current Interest, and the Class A-5 Current Interest for
            the Distribution Date occurring on                  (the "Applicable
            Distribution Date") is $              (the "Current Interest");

                        (iii) the Group I Subordination Deficit, if any,for the
            Applicable Distribution Date is $            (the "Subordination
            Deficit");

                        (iv) the Group I Total Available Funds (after applying
            the cross collateralization provisions of the Agreement, after deducting the Group I Premium Amount and without regard to any Insured Payment to be made with respect to such Distribution Date which would otherwise be included in the Group I Total Available
            Funds) for the Applicable Distribution Date is $           (the
            "Total Available Funds");

                        (v)  the sum of the Current Interest in (ii) and the
            Subordination Deficit, if any, in (iii) is $                  ;

                        (vi) the amount in (v) less the Total Available Funds in
            (iv) is $            (the "Deficiency Amount");

                        (vii) the amount of the unpaid Preference Amount due and
            owing under the Policy           is $       (the "Preference
            Amount");

                        (viii) the sum of the Deficiency Amount in (vi) and the
            Preference Amount in (vii) is $         (the "Insured Payment");

                        (ix) the Trustee is making a claim under and pursuant to
            the terms of the Policy for payment of the Insured Payment;

                        (x) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [TRUSTEE'S ACCOUNT] [PAYING AGENT'S ACCOUNT]

            Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

            Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

            IN WITNESS WHEREOF, the Trustee has executed and delivered this
Notice under the Policy as of the       day of      ,   .

                                                              ,as Trustee
                                        By
                                        Title